Exhibit 10.2

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of December 5, 2012, by and between OXFORD FINANCE LLC (in its individual capacity as Collateral Agent, “Collateral Agent”), the Lenders party to the Loan Agreement, and CADENCE PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”).

RECITALS

A. Collateral Agent, Lenders and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of December 22, 2011 (as the same may from time to time be amended, modified, supplemented or restated, collectively, the “Loan Agreement”).

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Collateral Agent and Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Collateral Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2(b) (Interest Rate). Section 2.2(b)(i) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(i) Growth Capital Advances. As of the Effective Date and subject to Section 2.2(b)(ii), the outstanding principal amount of the Growth Capital Advances shall accrue interest at a per annum rate equal to the Basic Rate, which interest shall be payable monthly in accordance with Section 2.2(a). Interest shall accrue on the Growth Capital Advances for the day on which the Growth Capital Advance is made, and shall accrue on the Growth Capital Advance, or any portion thereof, for the day on which the Growth Capital Advance or such portion is paid. Interest is computed on the basis of a 360 day year of twelve 30-day months.”

2.2 Section 6.12 (Financial Covenant). A new Section 6.12 of the Loan Agreement is hereby added immediately following Section 6.11 of the Loan Agreement, such new Section 6.12 to read as follows:

“6.12 Financial Covenant. Borrower shall maintain, at all times, reported in accordance with Section 6.2, in each case, for the immediately preceding calendar quarter:

(a)	Minimum Revenue. Consolidated product revenue of at least Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) in the aggregate per calendar quarter.”

2.3 Section 8.2 (Covenant Default). Section 8.2(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) If Borrower fails to perform any obligation under Sections 6.2, 6.6, 6.7 or 6.12 or violates any of the covenants contained in Section 7 of this Agreement, or”

2.4 Section 12.10 (Confidentiality). Section 12.10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“12.10 Confidentiality. In handling any confidential information of Borrower, the Lenders and Collateral Agent shall exercise the same degree of care that it exercises for their own proprietary information, but disclosure of information may be made: (a) subject to the terms and conditions of this Agreement, to the Lenders’ and Collateral Agent’s Subsidiaries or Affiliates, or in connection with a Lender’s own financing or securitization transactions and upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; (b) to prospective transferees (other than those identified in (a) above) or purchasers of any interest in the Credit Extensions (provided, however, the Lenders and Collateral Agent shall, except upon the occurrence and during the continuance of an Event of Default, obtain such prospective transferee’s or purchaser’s agreement to be bound by the terms of this provision or to confidentiality and non-disclosure terms which are no less restrictive than those contained herein); (c) as required by law, regulation, subpoena, or other order; (d) to Lenders’ or Collateral Agent’s regulators or as otherwise required in connection with an examination or audit; (e) as Collateral Agent reasonably considers appropriate in exercising remedies under the Loan Documents; and (f) to third party service providers of the Lenders and/or Collateral Agent so long as such service providers have executed a confidentiality agreement with the Lenders and Collateral Agent with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in the Lenders’ and/or Collateral Agent’s possession when disclosed to the Lenders and/or Collateral Agent, or becomes part of the public domain after disclosure to the Lenders and/or Collateral Agent; or (ii) is disclosed to the Lenders and/or Collateral Agent by a third party, if the Lenders and/or Collateral Agent does not know that the third party is prohibited from disclosing the information. Subject to the limitations set forth in the first sentence of this Section 12.10, Collateral Agent and the Lenders may also use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. The agreements provided under this Section 12.10 supersede all prior agreements, understanding, representations, warranties, and negotiations between the parties about the subject matter of this Section 12.10.”

2.5 Section 13.1 (Definitions). The following terms and their respective definitions hereby are added to or amended in Section 13.1 of the Loan Agreement as follows:

“Basic Rate” is, (x) prior to the First Amendment Date, the fixed per annum rate of interest (based on a year of 360 days) equal to ten and ninety-nine one hundredths of one percent (10.99%); (y) from and after the First Amendment Date, the fixed per annum rate of interest (based on a year of 360 days) equal to ten and nine thousand five hundred forty-five ten thousandths of one percent (10.9545%).

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“First Amendment Date” means December 5, 2012.

“Growth Capital Amortization Date” means January 1, 2014.

“Growth Capital Interest Only Period” means the period of time commencing on the Additional Growth Capital Funding Date and continuing through and including December 31, 2013.

“Growth Capital Maturity Date” is the earliest of (i) June 1, 2016, or (ii) the occurrence of an Event of Default and acceleration of the Obligations as a consequence thereof.

“Prepayment Fee” shall be, for each Growth Capital Advance, an amount equal to: (i) if the prepayment date is on or before the two year anniversary after the First Amendment Date, three percent (3.0%) of the outstanding principal balance as of the prepayment date, and (ii) if the prepayment date is more than two years after the First Amendment Date, two percent (2.0%) of the outstanding principal balance as of the prepayment date.

“Warrants” means, collectively, (i) the GECC Warrant, the Oxford Warrant and the SVB Warrant, (ii) all other warrants to purchase stock previously issued by Borrower to any Lender or any Lender’s affiliate, and (iii) the warrants to purchase stock issued by Borrower to Oxford, GECC and SVB (or any of their affiliates, as applicable), respectively, on the First Amendment Date.

2.6 Exhibit C (Compliance Certificate) to the Loan Agreement hereby is replaced in its entirety with Exhibit C attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b), no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment, issue the Warrants to be issued on the First Amendment Date, and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the First Amendment Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

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4.4 The execution and delivery by Borrower of this Amendment and the Warrants to be issued on the First Amendment Date, and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and such Warrants, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the Warrants to be issued on the First Amendment Date, and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and such Warrants, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the Warrants to be issued on the First Amendment Date, and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and such Warrants, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Reaffirmation of Existing Growth Capital Advances. As of the First Amendment Date, under the Loan Agreement (prior to giving effect to this Amendment), there are existing loans outstanding in the aggregate principal amount of Thirty Million Dollars and 00/100 ($30,000,000.00) (collectively, the “Existing Growth Capital Advances”), and accrued but unpaid interest thereon in an aggregate amount equal to Thirty-Six Thousand Six Hundred Thirty-Three Dollars and 34/100 ($36,633.34). For the avoidance of doubt, (a) Oxford’s portion of the Existing Growth Capital Advances is Fifteen Million Dollars and 00/100 ($15,000,000.00) and Oxford’s portion of the accrued interest through and including the date immediately prior to the First Amendment Date is Eighteen Thousand Three Hundred Sixteen Dollars and 67/100 ($18,316.67), (b) SVB’s portion of the Existing Growth Capital Advances is Five Million Four Hundred Ninety-Nine Thousand Dollars and 00/100 ($5,499,000.00) and SVB’s portion of accrued interest through and including the date immediately prior to the First Amendment Date is Six Thousand Seven Hundred Fourteen Dollars and 89/100 ($6,714.89) and (c) GECC’s portion of the Existing Growth Capital Advances is Nine Million Five Hundred One Thousand Dollars and 00/100 ($9,501,000.00) and GECC’s portion of accrued interest through and including the date immediately prior to the First Amendment Date is Eleven Thousand Six Hundred One Dollars and 78/100 ($11,601.78).

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent and Lenders of this Amendment by each party hereto; (b) the due execution and delivery to (i) Collateral Agent and Lenders of an updated Corporate Closing Certificate and (ii) each Lender of a Warrant (or, in the case of Oxford, Warrants) to Purchase Stock, in each case, duly executed by Borrower, in form and content acceptable to the applicable Lender; (c) Collateral Agent’s receipt of the Closing Letter, in the form attached hereto as Exhibit B-2, duly executed by Borrower; and (d) Borrower’s payment of (x) the accrued portion of the Growth Capital Final Payment due under the Loan Agreement (as in effect prior to the date of this Amendment), through December 5, 2012, in the amount of Seven Hundred Fifty-Two Thousand Three Hundred Four Dollars and 03/100 ($752,304.03) (for the avoidance of doubt, collection of the accrued portion of the Growth Capital Final Payment under this clause (x) shall not be deducted from the amount of the full Growth Capital Final Payment which will become due pursuant to Section 2.2(c) of the Loan Agreement (whether on the Growth Capital Maturity Date, as modified by this Amendment, or upon any prepayment or acceleration of the Growth Capital Advances)); and (y) all Lender Expenses incurred through the date of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT:		BORROWER:

OXFORD FINANCE LLC		CADENCE PHARMACEUTICALS, INC.

By:	/s/ Mark Davis	By:	/s/ William R. LaRue
Name:	Mark Davis	Name:	William R. LaRue
Title:	Vice President — Finance, Secretary & Treasurer	Title:	SVP & Chief Financial Officer

LENDERS:

OXFORD FINANCE FUNDING TRUST 2012-1

By: Oxford Finance LLC, as servicer

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President — Finance, Secretary & Treasurer

SILICON VALLEY BANK

By:	/s/ Kevin Wallace
Name:	Kevin Wallace
Title:	Relationship Manager

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Peter Gibson
Name:	Peter Gibson
Title:	Duly Authorized Signatory

EXHIBIT B-2

Form of Closing Letter – for execution concurrently with First Amendment

[see attached]

CLOSING LETTER

The undersigned, being the duly elected and acting                                 of CADENCE PHARMACEUTICALS, INC., a Delaware corporation, with offices located at 12481 High Bluff Drive, Suite 200, San Diego, California 92130 (“Borrower”), does hereby certify to OXFORD FINANCE LLC, (“Oxford”), as collateral agent (the “Collateral Agent”), and each Lender party to the Loan Agreement, in connection with that certain Second Amended and Restated Loan and Security Agreement dated as of December 22, 2011, by and among Borrower, Collateral Agent and the Lenders (as amended from time to time, including by that certain First Amendment to Second Amended and Restated Loan and Security Agreement (the “First Amendment”) dated as of December 5, 2012, collectively, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1.	The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true, correct and complete in all material respects on the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, correct and complete in all material respects as of such date.

2.	No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3.	Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4.	All conditions referred to in Section 7 of the First Amendment to be made on or about the date hereof have been satisfied.

5.	No Material Adverse Change has occurred.

6.	The undersigned is a Responsible Officer.

7.	The Growth Capital Advance shall hereafter amortize in accordance with the Amortization Table attached hereto.

8.	Borrower shall remit (via wire transfer, pursuant to the wire instructions below) to each Lender, respectively, the following amounts on the First Amendment Date:

Amount:
Oxford:
Balance of Final Payment earned through First Amendment Date under Loan Agreement:	$

Legal Fees and Costs (VLP Law Group LLP):	$	*

TOTAL PAYMENT DUE TO OXFORD FROM BORROWER:	$

*	Legal fees and costs are through the First Amendment Date. Legal fees and costs, payable after the First Amendment Date, to be invoiced and paid thereafter.

9.

Amount:
SVB:
Balance of Final Payment earned through First Amendment Date under Loan Agreement:	$

TOTAL PAYMENT DUE TO SVB FROM BORROWER:	$

10.

Amount:
GECC:
Balance of Final Payment earned through First Amendment Date under Loan Agreement:	$

Legal Fees and Costs (McGuireWoods LLP):	$

TOTAL PAYMENT DUE TO GECC FROM BORROWER:	$

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Dated as of the date first set forth above.

BORROWER:

CADENCE PHARMACEUTICALS, INC.

By
Name:
Title:

COLLATERAL AGENT

OXFORD FINANCE LLC

By
Name:
Title:

LENDERS:

OXFORD FINANCE FUNDING TRUST 2012-1

By: Oxford Finance LLC, as servicer

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	OXFORD FINANCE LLC, as Collateral Agent, and each Lender party to the Loan Agreement
FROM:	CADENCE PHARMACEUTICALS, INC.

The undersigned authorized officer of CADENCE PHARMACEUTICALS, INC. hereby certifies that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower, Collateral Agent and Lenders (the “Agreement”),

(i) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below and

(ii) All representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached are the required documents, if any, supporting our certification(s). The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement		Complies
1)	Financial statements	Quarterly within 45 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 180 days after Fiscal Year End		Yes	No	N/A
3)	Annual Financial Projections/Budget	FYE within 45 days		Yes	No	N/A
4)	10-K and 10-Q Filings	Within 5 days after filing with SEC		Yes	No	N/A
5)	Total amount of Borrower’s cash and cash equivalents		$
6)	Total amount of Borrower’s cash and cash equivalents maintained with SVB as specified in Agreement.	50%	$	Yes	No	N/A

Deposit and Securities Accounts (Please list all accounts; attach separate sheet if additional space needed)

	Bank	Account Number	New Account?		Acct Control Agmt in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No
5)			Yes	No	Yes	No
6)			Yes	No	Yes	No

	Financial Covenant	Requirement	Actual	Complies
1)	Minimum Product Revenue	$12,500,000.00 per quarter	$	Yes	No	N/A

Other Matters

Have there been any changes in management?	Yes	No
Have there been any transfers/sales/disposals/retirement of Collateral or IP?	Yes	No
Have there been any new or pending claims or causes of action against Borrower?	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

LENDERS USE ONLY
SIGNATURE	DATE
		Received by:	Verified by:

TITLE		Date:	Date:

		Compliance Status	Yes	No

CORPORATE CLOSING CERTIFICATE

BORROWER:	CADENCE PHARMACEUTICALS, INC.	DATE: December , 2012

LENDER:	OXFORD FINANCE LLC, as Collateral Agent, and Lenders

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and Lenders receive written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lender.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

***	If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                 of Borrower, hereby certify as to paragraphs 1 through 5 above, as [print title] of the date set forth above.

By:
Name:
Title: